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                                                                  Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


The Stockholders
Lexington Corporate Properties, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



                                                  /s/ KPMG Peat Marwick, LLP


New York, New York
May 29, 1996